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                                TERMINATION AGREEMENT

               WHEREAS, Emad A. Zikry ("Employee") and ARM Financial Group, Inc. (the "Company") are parties to an Employment Agreement dated as of October 31, 1994 (the "Employment Agreement"); and

               WHEREAS, the Company and Employee wish to terminate the Employment Agreement in connection with the transactions contemplated by that certain Purchase Agreement, dated as of May 21, 1997, by and between ARM Capital Advisors Holdings, LLC and the Company (the "Purchase Agreement").

               NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Employee hereby agree as follows:

          1. Pursuant to Section 6(h)(i) of the Purchase Agreement, Employee and Company hereby agree that the Employment Agreement is terminated and surrendered as of the date hereof, and except as set forth below, all obligations of the parties thereunder shall be null and void effective as of the date hereof.

          2. Notwithstanding anything contained herein to the contrary, Sections 6.2, 6.4, 6.6 and 8.2 of the Employment Agreement shall survive this termination for a period of two (2) years from the date hereof.

          3. This Termination Agreement shall be construed in accordance with the laws of the State of New York, without regard to the conflict of law provisions thereof.

               IN WITNESS WHEREOF, each of the parties hereto has executed this Termination Agreement as of the date hereof, but effective as of November 7, 1997.

                                        ARM FINANCIAL GROUP, INC.

                                        By:/s/ John Franco
                                           ------------------------------
                                        Title: Co-Chief Executive Officer
                                              ---------------------------

                                        By:/s/ Martin H. Ruby
                                           ------------------------------
                                        Title: Co-Chief Executive Officer
                                              ---------------------------

                                        EMPLOYEE:

                                        /S/Emad A. Zikry
                                        ---------------------------------
                                        Emad A. Zikry